                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     June 5, 1998
                                                 -------------------------------


                         Tarragon Realty Investors, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     0-8003                  94-2432628
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)               File No.)            Identification No.)



  3100 Monticello, Suite 200, Dallas, Texas                      75205
--------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (214) 599-2200
--------------------------------------------------------------------------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On February 19, 1998 Tarragon Realty Investors, Inc. ("TRII" or the "Registrant") and National Income Realty Trust ("NIRT") jointly announced the agreement of their respective boards to form a single consolidated entity with TRII as the survivor. On May 21, 1998 the Board of Directors of TRII and the Board of Trustees of NIRT approved the forms of documents relating to such transaction and on June 5, 1998 TRII and NIRT each executed an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides, subject to shareholder approval of each entity, for the incorporation of NIRT as a California corporation and the merger of that California corporation with and into TRII with TRII as the surviving entity. Under the Merger Agreement, at the consummation of the transaction each shareholder of NIRT will receive 1.97 shares of TRII Common Stock for each share of beneficial interest of NIRT held.

     Also on June 5, 1998, as contemplated by the Merger Agreement, TRII and others executed a Stock Purchase Agreement (the "Advisor Acquisition Agreement") pursuant to which, subject to consummation of the Merger Agreement, TRII will acquire from William S. and Lucy N. Friedman all of the issued and outstanding stock of Tarragon Realty Advisors, Inc. ("TRA"), the contractual advisor to TRII since March 1, 1994, and to NIRT since April 1, 1994 for 100,000 shares of TRII Common Stock and options to acquire 350,000 shares of TRII Common Stock at prices ranging between $13 and $16 per share. Assuming the approval and implementation of the Merger Agreement, at the time of the consummation of the Advisor Acquisition Agreement, TRA will become a wholly-owned subsidiary of TRII and TRII will assume indebtedness of up to $1,000,000 of TRA. At that time, the separate contractual advisory agreements between TRA and each of TRII and NIRT will be terminated. If for any reason the Merger Agreement is not consummated, the Advisor Acquisition Agreement will also not be consummated.

     On September 10, 1998 TRII's Registration Statement on Form S-4 No. 333-60527 was declared effective by the Securities and Exchange Commission (the "Commission") which covers the issuance of up to 7,586,000 shares of TRII Common Stock in connection with the transactions contemplated by the preceding paragraphs. Included in such Registration Statement is a joint Proxy Statement/Prospectus which has been mailed to the respective shareholders of TRII and NIRT in connection with separate Special Meetings of the stockholders of TRII and the shareholders of NIRT, each scheduled for Tuesday, October 20, 1998. At such meetings, the shareholders of each entity will consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby including the issuance of shares of TRII Common Stock pursuant to the Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.



        Exhibit Designation          Description



               2.1 Agreement and Plan of Merger dated June 5, 1998 between Tarragon Realty Investors, Inc. and National Income Realty Trust (incorporated by reference to Exhibit 3.6 to Registration Statement No. 333-60527 on Form S-4)

               2.2 Stock Purchase Agreement dated June 5, 1998 among Tarragon Realty Investors, Inc., Tarragon Realty Advisors, Inc., William S. Friedman and Lucy N. Friedman (incorporated by reference to Exhibit 3.7 to Registration Statement No. 333-60527 on Form S-4)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 21, 1998

                                      TARRAGON REALTY INVESTORS, INC.




                                      By: /s/ ROBERT C. IRVINE
                                         -------------------------------------
                                            Robert C. Irvine, Executive
                                            Vice President and Chief
                                            Financial Officer